                      AMENDMENT TO THE LONG TERM AGREEMENT

                    FOR THE PURCHASE AND SALE OF ELECTRICITY

                                  STEAMBOAT II

                                     BETWEEN

                          SIERRA PACIFIC POWER COMPANY

                                       AND

             FIRST INTERSTATE BANK OF NEVADA, N.A., as Owner Trustee

                      AMENDMENT TO THE LONG TERM AGREEMENT

                    FOR THE PURCHASE AND SALE OF ELECTRICITY

                                  STEAMBOAT II

                                     BETWEEN

                          SIERRA PACIFIC POWER COMPANY

                                       AND

             FIRST INTERSTATE BANK OF NEVADA, NA., as Owner Trustee

                      AMENDMENT TO THE LONG TERM AGREEMENT
                    FOR THE PURCHASE AND SALE OF ELECTRICITY
                                  STEAMBOAT II

            This Amendment is entered into as of the date of execution by and between First Interstate Bank of Nevada, N.A., a national banking association as
Owner Trustee ("Seller"), and Sierra Pacific Power Company, a Nevada corporation
("Sierra"). Seller and Sierra are sometimes referred to collectively as
"Parties".

1. Recitals. This Amendment is based upon the following facts:

      (a)   On January 24, 1991, Sierra and Far West Capital, Inc. a Utah
Corporation ("Far West") executed an Agreement whereby Far West agrees to sell and Sierra agrees to purchase electricity generated and delivered to Sierra's
Steamboat Substation from the Project ("Power Purchase Agreement").

      (b)   Far West requested and on June 5, 1991 Sierra consented to the assignment of the Power Purchase Agreement from Far West to Steamboat
Development Corporation, a Utah corporation ("Steamboat") and a subsidiary of
Far West, pursuant to which Far West remains liable to Sierra for duties and obligations under the Power Purchase Agreement.

      (c)   Steamboat requested and on October 29, 1991 Sierra consented to an amendment to the Power Purchase Agreement to facilitate Project financing by an extension of time to meet the Commercial Operation milestone for the Project.

      (d)   On November 12, 1991, Sierra, Far West, Steamboat, General Electric
Capital Corporation, a New York corporation ("G.E Capital"), and Seller entered into a Consent to Assignment and Agreement ("Consent"). Both Far West and
Steamboat, individually and collectively, remain liable to Sierra to perform all

                                     Page 1

duties and obligations under this Amendment and the Power Purchase Agreement.
This Amendment is subject to the terms of the Consent.

      (e)   To facilitate the long term viability and reliability of the
Project, Seller has requested an extension of time to meet the Commercial
Operation milestone for the Project.

      (f)   Sierra desires to grant Seller an extension of time subject to the terms and conditions as set forth below.

      In consideration of the covenants and conditions herein contained, the
Parties agree as follows:

2. Effective Date and Term. This Amendment shall be effective on the date of its execution by both Parties and shall continue thereafter until either (a) the
Power Purchase Agreement terminates, or (b) this Amendment is terminated upon mutual written agreement of the Parties, whichever occurs first.

3. Subsection 8. (c) of the Power Purchase Agreement is amended to read as follows: "(c) If the Commercial Operation Date of the Project is on or before
2400 hours on March 1, 1993, then Sierra shall pay Seller, during the period commencing on the Commercial Operation Date and continuing for the Term, for all
Adjusted Net Metered Output purchased from Seller's Project pursuant to the applicable provisions set forth in Exhibit D adjusted pursuant to Section 6.
(b)."

4. Subsection 8. (d) of the Power Purchase Agreement. The following is added as
Subsection 8. (d): "(d) If the Commercial Operation Date of the Project is after
2400 hours on March 1, 1993, then Sierra shall pay Seller for the Adjusted Net
Metered Output of Seller's Project produced between 0000 hours on March 2, 1993 and 2400 hours on June 1, 1993 pursuant to Exhibit C, Schedule CSPP.

                                     Page 2

After 2400 hours on June 1, 1993, Sierra shall pay Seller for all Adjusted Net
Metered Output purchased from Seller's Project pursuant to the applicable provisions set forth in Exhibit D adjusted pursuant to Section 6.(b) if the
Commercial Operation Date of the Project is on or before 2400 hours on June 1,
1993.

5. Subsection 9. (d) of the Power Purchase Agreement is amended to read as follows: "(d) In the event Seller fails to meet the Commercial Operation milestone, No. 10, in Exhibit O on the date specified, Seller shall pay Sierra
$5,000 for each day or portion thereof after 2400 hours of such date. The payments shall continue until the Commercial Operation Date or March 1,1993, whichever occurs first. Payments and billings for such amounts shall be performed pursuant to Section 13 (c) of the Agreement. Notwithstanding
Subsection 9. (c), if the Project does not establish a Commercial Operation Date by March 1, 1993, the Parties shall meet within one week of March 1, 1993 to determine a new Commercial Operation Date deadline, which shall not be earlier than June 1, 1993. Seller shall pay Sierra $5,000 for each day or portion thereof after 2400 hours on March 1, 1993 until the Commercial Operation Date or
June 1, 1993, whichever occurs first. Payments and billings for such amounts shall be performed pursuant to Section 13.(c) of the Agreement."

6. Subsection 11. (b) of the Power Purchase Agreement is amended to read as follows: "(b) In the event Seller does not complete a milestone in accordance with Section 9 of this Agreement, withdraws the Project, cancels the Project for any reason including Force Majeure, or does not achieve a Commercial Operation
Date pursuant to Section 7 on or before 2400 hours on March 1,1993, Seller shall forfeit the $180,000 deposit to Sierra. Seller shall provide to Sierra a revised
or

                                     Page 3

new earnest money deposit, as described in Subsection 11.(a) above, with an expiration date no sooner than March 3, 1993.

7. It is expressly agreed by the Parties that this Amendment is supplemental to the Agreement and previous Amendments, which are incorporated herein by reference, and all terms, conditions, and provisions of the Agreement and previous Amendments, unless specifically modified hereby, are to apply to this
Amendment and are made a part of this Amendment as though expressly rewritten, incorporated, and included herein. In the event of any conflict, inconsistency, or incongruity between the provisions of the amended Agreement and any of the provisions of the original Agreement, the provisions of the amended Agreement shall control.

                                     Page 4

8. Multiple Originals. Four (4) copies of this Amendment have been executed by the Parties. Each executed copy shall be deemed an original.

      IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on this 29TH day of OCT, 1992.

SELLER:

FIRST INTERSTATE BANK OF NEVADA, N.A., as Owner Trustee

BY:/s/ Illegible                        BY: /s/ Illegible
   -------------------------------          ------------------------------

TITLE: AVP                              TITLE: AVP
       ---------------------------             ---------------------------

SIERRA:

SIERRA PACIFIC POWER COMPANY
                                        [STAMP]
BY: /s/ Illegible
    ------------------------------

TITLE: VP Customer Services
       ---------------------------

CONSENTED AND ACKNOWLEDGED BY

FAR WEST:

FAR WEST CAPITAL, INC.

BY: /s/ Illegible
    ------------------------------

TITLE: Pres.
       ---------------------------

STEAMBOAT:

STEAMBOAT DEVELOPMENT CORPORATION

BY: /s/ Illegible
    ------------------------------

TITLE: Pres.
       ---------------------------

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